UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
______________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 30, 2026
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Contineum Therapeutics, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-42001	27-1467257
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3565 General Atomics Court, Suite 200 San Diego, California	92121
(Address of principal executive offices)	(Zip Code)
(858) 333-5280
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
______________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	CTNM	The Nasdaq Global Market LLC (Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.
On April 30, 2026, Contineum Therapeutics, Inc. (the “Company”) issued a press release titled “Contineum Therapeutics Reports Positive Topline Data from its Exploratory PIPE-791 Phase 1b Trial in Chronic Pain.” A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The Company from time to time presents and/or distributes to the investment community slide presentations to provide updates and summaries of its business. A copy of its “PIPE-791 Phase 1b Chronic Pain Trial Topline Data Supplemental Information” slide presentation is being furnished herewith as Exhibit 99.2 to this Current Report on Form 8-K.

The information under this Item 7.01, including Exhibit 99.1 and Exhibit 99.2 hereto, is being furnished herewith and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On April 30, 2026, the Company announced topline data from its Exploratory PIPE-791 Phase 1b Trial in Chronic Pain.

This Phase 1b, randomized, double-blind, placebo-controlled, 4-week, crossover trial enrolled 43 patients (23 chronic osteoarthritic pain (“COAP”) patients and 20 chronic low back pain (“CLBP”) patients). More information on this trial can be found at https://clinicaltrials.gov (NCT06810245).

Safety and Tolerability

The trial met its primary objective of assessing safety and tolerability, demonstrating an adverse event (“AE”) profile generally consistent with previous PIPE-791 clinical trials. Most treatment-emergent adverse events (“TEAEs”) were mild to moderate, with no serious AEs reported. The most common TEAEs were headache (n=3) and fatigue (n=2). No clinically meaningful changes in mean systolic or diastolic blood pressure or clinically-relevant orthostatic events were observed.

Exploratory Efficacy Results

Pain intensity was assessed using the 11-point Pain-Intensity Numerical Rating Scale (“PI-NRS”). The PI-NRS was analyzed as the change from baseline in weekly average of average daily pain. Patients treated with PIPE-791 generally demonstrated improvements from baseline in pain that were numerically greater than the placebo arm. Similar trends were observed when PI-NRS was evaluated as the weekly average of the worst level of daily pain.

Weekly Average of Average Daily PI-NRS Scores and Changes to End of Treatment

	COAP		CLBP
Treatment Period 1	PIPE-791 (N=11)	Placebo (N=11)	PIPE-791 (N=10)	Placebo (N=10)
Baseline Weekly Average PI-NRS*	5.58 (1.21)	6.23 (1.43)	5.60 (1.27)	5.57 (1.50)
Change from Baseline (95% CI)†	-1.60 (-2.49, -0.72)	-1.27 (-2.15, -0.39)	-1.33 (-1.83, -0.84)	-0.55 (-1.33, 0.22)
Treatment Period 2	PIPE-791 (N=11)	Placebo (N=10)	PIPE-791 (N=9)	Placebo (N=10)
Baseline Weekly Average PI-NRS*	4.96 (2.21)	3.56 (1.45)	4.72 (1.89)	4.75 (1.81)
Change from Baseline (95% CI)†	-1.42 (-2.28, -0.56)	-0.74 (-1.83, 0.35)	0.13 (-0.68, 0.94)	-0.55 (-2.38, 1.29)
* Reported as Mean (standard deviation - SD) of the daily average PI-NRS scores for the 7 days preceding randomization (Treatment Period 1) or Week 5 (Treatment Period 2), respectively.

† Reported as the Mean change from Baseline in the weekly average of the daily average PI-NRS scores, 95% Confidence Interval (CI), to the end of Treatment Period 1 (Week 4) or the end of Treatment Period 2 (Week 8), respectively.

In addition to the average measures of PI-NRS, exploratory efficacy endpoints included an assessment of clinical responders (30% ≥ reduction from baseline in PI-NRS) and the Modified Knee Injury and Osteoarthritis Outcome Scale. Results from these exploratory measures further supported the positive PI-NRS findings.

Forward-Looking Statements

This Current Report on Form 8-K and certain materials furnished or filed herewith contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1955. All statements other than statements of historical facts contained in this Current Report on Form 8-K and certain materials furnished or filed herewith, including without limitation, implied or express statements regarding the pharmacological properties, safety, tolerability, clinical response and efficacy, and therapeutic potential of PIPE-791 for the treatment of chronic pain in addition to the treatment of idiopathic pulmonary fibrosis or any other conditions; the dosing requirements of PIPE-791 based on the Company’s Phase 1b clinical trial; the potential of the data from the Company’s Phase 1b clinical trial to predict future clinical outcomes or results; statements regarding the Company’s clinical development plans, costs, timing and likelihood of success; potential indications for the Company’s drug candidates and the size of the market opportunities; as well as plans and objectives of management for future operations, are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that are in some cases beyond the Company’s control and may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. The words “anticipate,” “believe,” contemplate,” “continue” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential” “predict,” “project,” “should,” “target,” “will” or “would” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. The forward-looking statements in this presentation are only predictions and represent the Company’s views as of the date of this Current Report on Form 8-K. Although the Company believes the expectations reflected in such forward-looking statements are reasonable, the Company cannot guarantee that the future results, advancements, discoveries, levels of activity, performance or events and circumstances reflected in the forward-looking statements will be achieved or occur. These risks and uncertainties, include, but are not limited to, the following: the Company is heavily dependent on the success of PIPE-791 and PIPE-307, both of which are in the early stages of clinical development, and neither of these drug candidates may progress through clinical development or receive regulatory approval; the results of earlier preclinical studies and clinical trials, including those conducted by third parties, may not be predictive of future results and unexpected adverse side effects or inadequate efficacy of the Company’s drug candidates may limit their development, regulatory approval and/or commercialization; the timing and outcome of research, development and regulatory review is uncertain; the U.S. Food and Drug Administration or comparable foreign regulatory authorities may disagree as to the design or implementation of the Company’s proposed clinical trials; clinical trials and preclinical studies may not proceed at the time or in the manner expected, or at all; the Company may use its capital resources sooner than expected and they may be insufficient to allow the Company to achieve its anticipated milestones; the potential for the Company’s programs and prospects to be negatively impacted by developments relating to the Company’s competitors, including the results of studies or regulatory determinations relating to the Company’s competitors; risks associated with reliance on third parties to successfully conduct clinical trials; the Company’s reliance, pursuant to a global license and development agreement, upon Janssen Pharmaceutica NV, a Johnson & Johnson company, to develop, in its sole discretion, PIPE-307 for relapsing-remitting multiple sclerosis, major depressive disorder or for any other indication; the restrictions contained in the Company’s global license and development agreement with Janssen Pharmaceutica NV limiting the Company’s access to, and restricting the Company from disclosing, certain information regarding the development of PIPE-307; the Company has incurred significant operating expenses since inception and it expects that its operating expenses will continue to significantly increase for the foreseeable future; the Company’s ability to operate in a competitive industry and compete successfully against competitors that have greater resources than the Company does; the Company may be unable to obtain, maintain and enforce intellectual property protection for its technology and drug candidates; and unstable market and economic conditions and military conflict may adversely affect the Company’s business and financial condition and the broader economy and biotechnology industry. Additional risks and uncertainties that could affect the Company’s business, operations and results are included under the captions, “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s periodic filings and in other filings that the Company makes with the Securities and Exchange Commission (“SEC”) from time to time, which are available on the Company’s website at www.contineum-tx.com under the Investor section and on the SEC’s website at www.sec.gov. Accordingly, readers should not rely upon forward-looking statements as predictions of future events. Except as required by applicable law, the Company undertakes no obligation to update publicly or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press release dated April 30, 2026.
99.2	PIPE-791 Phase 1b Chronic Pain Trial Topline Data Supplemental Information slide presentation of Contineum Therapeutics, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 30, 2026

Contineum Therapeutics, Inc.

By:	/s/ Peter Slover
Peter Slover
Chief Financial Officer Principal Financial Officer and Principal Accounting Officer